UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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date of Report (Date of earliest event reported): April 9, 2012

CHINACAST EDUCATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33771 (Commission File Number)	20-178991 (I.R.S. Employer Identification Number)

Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street Central, Hong Kong (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (852) 3960 6506

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2012, ChinaCast Education Corporation (the “Company”) filed a Form 8-K that disclosed, among other things, that the Company had received on March 27, 2012 a letter from NASDAQ staff notifying the Company that it was no longer in compliance with NASDAQ Listing Rule 5250(c)(1) because it had not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 with the Securities and Exchange Commission (“SEC”). NASDAQ Listing Rule 5250(c)(1) requires the Company to timely file all required periodic reports with the SEC. In that letter, NASDAQ had provided the Company until April 10, 2012 to submit a plan to regain compliance. NASDAQ has now provided the Company until April 17, 2012 to submit this plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2012
ChinaCast Education Corporation

	By:	/s/ Doug Woodrum
Doug Woodrum
Chief Financial Officer